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                                                                 EXHIBIT h(2)(c)


                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and Short-Term Investments Trust, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST

PORTFOLIOS                                           EFFECTIVE DATE OF AGREEMENT

Government & Agency Portfolio                                June 1, 2000

Government TaxAdvantage Portfolio                            June 1, 2000

Liquid Assets Portfolio                                      November 24, 2003

STIC Prime Portfolio                                         November 24, 2003

Treasury Portfolio                                           June 1, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 24, 2003

                                                    A I M ADVISORS, INC.


Attest:  /s/ Lisa A. Moss                           By:   /s/ Mark H. Williamson
        ----------------------------                    ------------------------
             Assistant Secretary                              Mark H. Williamson
                                                              President


(SEAL)


                                                    SHORT-TERM INVESTMENTS TRUST


Attest:    /s/ Lisa A. Moss                         By:    /s/ Robert H. Graham
        ----------------------------                    ------------------------
              Assistant Secretary                          Robert H. Graham
                                                           President


(SEAL)